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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 2, 2004


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136


          Minnesota                                              41-0823592
(State or other jurisdiction                                  (I.R.S. Employer
     of incorporation)                                       Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois                        60613
(Address of principal executive offices)                     (Zip Code)


                                 (773) 832-3088
                         (Registrant's telephone number)


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                             CORUS BANKSHARES, INC.



ITEM 5:    OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 2, 2004, Corus Bankshares, Inc. issued a press release announcing anticipated securities gains. A copy of the company's press release is attached as Exhibit 99 hereto and is hereby incorporated herein by reference.

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

        99 Press Release dated February 2, 2004, announcing anticipated securities gains.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 CORUS BANKSHARES, INC.
                                      (Registrant)



February 2, 2004              By:  /s/ Michael E. Dulberg
                                -----------------------
                              Michael E. Dulberg
                              Senior Vice President and Chief Accounting Officer

                              (Principal Accounting Officer and duly authorized Officer of Registrant)